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                                                                     EXHIBIT 4.3



                          REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement (the "Agreement") is entered into as of March 3, 1999 (the "Effective Date") by and among QuadraMed Corporation, a Delaware corporation ("QuadraMed"), on the one hand, and the persons set forth on Schedule "A" attached hereto and incorporated by this reference, who, together with the Other Stockholders are all of the stockholders of The Compucare Company, a Delaware corporation (the "Company") (each, a "Stockholder" and collectively, the "Stockholders"), effective when each such party executes a counterpart signature page hereto (other than the Other Stockholders which shall be third party beneficiaries to this Agreement pursuant to Section 15(k) below).

        WHEREAS, pursuant to that certain Acquisition Agreement and Plan of Merger dated February 3, 1999 by and among QuadraMed and Compucare Acquisition Corporation, a Delaware corporation ("Acquisition Co."), on the one hand, and the Company and the Stockholders on the other hand, (the "Merger Agreement"),
(i) Acquisition Co. shall be merged with and into the Company (the "Merger") and
(ii) by virtue of the Merger, the Stockholders shall receive approximately 3,000,000 shares of QuadraMed Common Stock (the "Shares") in exchange for issued and outstanding shares of Company Common Stock and Series A Preferred Stock.

        WHEREAS, QuadraMed desires to grant certain registration rights for the Shares, and QuadraMed and the Stockholders desire that this Agreement shall govern the rights of the Stockholders to cause QuadraMed to register the Shares, as well as certain other matters as set forth herein.

        NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each signatory hereto, it is agreed as follows:

        1. Definitions. All capitalized terms not defined herein shall have the meanings ascribed to them in the Merger Agreement.

               (a) The terms "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act (as defined below), and the declaration or ordering of effectiveness of such registration statement or document.

               (b) The term "Registrable Securities" means (i) the Shares issued to the Stockholders pursuant to the Merger Agreement, (ii) shares of QuadraMed Common Stock underlying warrants which remain outstanding and are exercisable for QuadraMed's Common Stock pursuant to Section 2.4 of the Merger Agreement,
(iii) shares of QuadraMed Common Stock held by Other Participants (as defined in
Section 2 below) and (iv) any Common Stock issued or issuable with respect to the securities referred to in clause (i), (ii) or (iii) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker,


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dealer or market maker in compliance with any exemption under the Securities
Act, including, without limitation, Rule 144 promulgated by the SEC (as defined below) under the Securities Act (or any similar rule then in force).

               (c) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with
Section 11 hereof.

               (d) The term "Form S-3" means such form under the Securities Act as in effect on the date hereof or any comparable or successor form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by QuadraMed with the SEC.

               (e) The term "Securities Act" means the Securities Act of 1933, as amended.

               (f) The term "Termination Date" shall mean the last day at the end of the shorter of (i) two (2) years from the closing of the merger transaction described in the Merger Agreement, (ii) such shorter period that will terminate when all Registrable Securities can be sold within any three (3) month period without registration under the Securities Act or in compliance with Rule 144 and (iii) such shorter period that will terminate when all Registrable Securities have been disposed of by the Holders.

               (g) The term "1934 Act" means the Securities Exchange Act of 1934, as amended.

               (h) The term "SEC" means the Securities and Exchange Commission.

        2.     Shelf Registration.

               (a) Upon the expiration of a one hundred fifty (150) day period after the closing of the Merger, QuadraMed shall file a registration statement on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by the Holders (the "Shelf Registration"). The Shelf Registration shall register the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act and QuadraMed shall cause the Shelf Registration to be declared effective under the Securities Act as soon as practicable after the expiration of a one hundred eighty (180) day period after the closing of the Merger and to keep the Shelf Registration effective under the Securities Act until the Termination Date.

               (b) QuadraMed will supplement and/or amend the Shelf Registration for subsequent distribution arrangements as some or all of the Holders may arrange from time to time. QuadraMed shall further supplement and amend the Shelf Registration as required by the rules, regulations or instructions applicable to the registration form used by QuadraMed for such Shelf Registration, or if required by the Securities Act.



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               (c) Upon thirty (30) days prior written notice to QuadraMed by
Stockholders holding a majority of the Registrable Securities issued to the Stockholders in the Merger, the distribution arrangements referenced in subsection (b) above may include one (1) offering underwritten by an underwriter or underwriters selected by QuadraMed, subject to the reasonable approval of the Stockholders (the "Secondary Offering"). The amount of Registrable Securities to be included in the Secondary Offering and the timing of the Secondary Offering will depend upon market conditions, as determined by the lead underwriter in its reasonable discretion. QuadraMed will not include any shares of QuadraMed Common Stock for its own account in the Secondary Offering.

               QuadraMed may invite other holders of QuadraMed's Common Stock or securities convertible or exchangeable therefor whose securities have been registered or are proposed to be registered on Form S-3 by QuadraMed (the "Other Participants") to participate in the Secondary Offering. Such holders may execute counterpart signature pages to this Agreement and thereby become parties hereto, and shall be subject to the duties and obligations set forth herein.

               The right of any Stockholder or Other Participant to include its Registrable Securities in the Secondary Offering shall be conditioned upon such underwriting and inclusion of such Stockholder's or Other Participant's Registrable Securities in the underwriting. All Stockholders and Other Participants proposing to distribute their securities through such underwriting in the Secondary Offering shall enter into an underwriting agreement in customary form with the lead underwriter selected by QuadraMed. Notwithstanding any of the provisions of this Section 2, if the lead underwriter in its reasonable discretion advises QuadraMed that market factors require a limitation on the number of Registrable Securities to be included, then QuadraMed shall advise all Stockholders and Other Participants holding Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Stockholders and the Other Participants on a pro rata basis based on the number of underlying securities held by all such Stockholders and Other Participants; provided, that the Registrable Securities included in the Offering and owned by the Stockholders shall not constitute less than fifty percent (50%) of the shares offered in the Secondary Offering.

               QuadraMed may invite other holders of QuadraMed's Common Stock other than the Holders to participate in the Secondary Offering, provided that
(i) the Stockholders and the Other Participants shall have priority for participation in the Secondary Offering in the event of an underwriter's cutback and (ii) any other such holder electing to participate agrees to reasonable and customary lock-up provisions applicable to the period prior to and after the Secondary Offering, enters into an underwriting agreement in customary form with the underwriter and complies with the reasonable terms and conditions set forth by the underwriter.

               (d) If, in the judgment of QuadraMed, it is advisable to suspend or delay the use of the prospectus included in the Shelf Registration for a discrete period of time due to (i) pending material corporate developments or similar material information that have not yet been publicly disclosed and as to which QuadraMed in good faith believes public disclosure is



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reasonably likely to be detrimental to QuadraMed, (ii) due to a pending or proposed offering of QuadraMed's securities, or (iii) QuadraMed's good faith determination that initiating the Secondary Offering would be detrimental to QuadraMed and its stockholders, QuadraMed shall deliver a certificate in writing, signed by the Chief Executive Officer or Chairman of QuadraMed, to the Stockholders and Other Participants to the effect of the foregoing and, upon such notice, QuadraMed may suspend use of the Shelf Registration until a supplemented or amended prospectus is filed with the SEC, or until the Stockholders and Other Participants are advised in writing by QuadraMed that the prospectus may be used. QuadraMed will use its reasonable and diligent efforts to insure that the use of the prospectus may be resumed, and that the use of the Shelf Registration will commence, as soon as practicable, but in no event may QuadraMed suspend use of the Shelf Registration for more than ninety (90) days in each one (1) year period following the Effective Date.

        3.     QuadraMed Registration.

               (a) If (but without any obligation to do so) QuadraMed proposes to register (including for this purpose a registration effected by QuadraMed for stockholders other than the Holders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a QuadraMed stock plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Securities Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), QuadraMed shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by QuadraMed in accordance with Section 15(g), QuadraMed shall, subject to the provisions of Section 3(c), use all reasonable and diligent efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

               (b) Right to Termination Registration. QuadraMed shall have the right to terminate or withdraw any registration initiated by it under this
Section 3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by QuadraMed in accordance with
Section 6 hereof.

               (c) Underwriting Requirements. In connection with any offering involving an underwriting of shares of QuadraMed's capital stock, QuadraMed shall not be required under this Section 3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between QuadraMed and the underwriters elected by it (or by other persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by QuadraMed, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by QuadraMed. If the total amount of securities, including Registrable



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Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by QuadraMed that the underwriters determine in their sole discretion is compatible with the success of the offering, then QuadraMed shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders and all other persons entitled to participate in any such registration according to the total amount of securities entitled to be included therein owned by each selling Holder or other such person). For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder that is a Holder of Registrable Securities and that is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estate and family member of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling Holder," and any pro rata reduction with respect to such "selling Holder" shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.

        4. Obligations of QuadraMed. In connection with the registration of the Registrable Securities pursuant to Sections 2 and 3, QuadraMed shall have the following obligations:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use reasonable and diligent efforts to cause such registration statement to become effective and, upon request the Holders of a majority of the Registrable Securities registered thereunder, keep such registration effective for a period of one hundred twenty (120) days or, if earlier, until such distribution contemplated in the registration statement has been completed (and with respect to the Shelf Registration, until the Termination Date).

               (b) QuadraMed shall prepare and file with the SEC such amendments and supplements to any such registration statement and the prospectus used in connection with any such registration statement as may be necessary to keep the registration statement effective at all times and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

               (c) QuadraMed shall furnish to the Stockholders and their legal counsel promptly after the same is prepared and publicly distributed, filed with the SEC, or received by QuadraMed, one (1) copy of the registration statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto. QuadraMed shall furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them. QuadraMed will immediately notify each Holder by facsimile of the effectiveness of the registration statement or any post-effective amendment. QuadraMed will promptly respond to any and all comments received from the SEC, with a view towards causing any registration statement or any amendment thereto to be declared effective by the SEC as soon as practicable and shall promptly file an acceleration request as soon as practicable following the



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resolution or clearance of all SEC comments, or, if applicable, following notification by the SEC that the registration statement or any amendment thereto will not be subject to review.

               (d) QuadraMed shall use its reasonable and diligent efforts to
(i) register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof and (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times, provided that QuadraMed shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) As promptly as practicable, QuadraMed shall notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and QuadraMed shall use its reasonable and diligent efforts promptly to prepare a supplement or amendment to the registration statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Holder as such Holder may reasonably request.

               (f) In the event of an underwritten offering, QuadraMed shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

               (g) QuadraMed shall also make its executive officers and records available to the underwriters and their counsel for reasonable and customary due diligence and QuadraMed shall make its executive officers available for a customary "road show" if the underwriters so request.

               (h) QuadraMed shall use its reasonable and diligent efforts to prevent the issuance of any stop order or other suspension of effectiveness of a registration statement, and, if such an order is issued, to obtain the withdrawal of such order as soon as practicable and to notify each Holder who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

               (i) QuadraMed shall permit counsel designated by the Stockholders to review the registration statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects and will not



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request acceleration of the registration statement without prior notice to such counsel. The sections of the registration statement covering information with respect to the Holders, the Holders' beneficial ownership of securities of QuadraMed or the Holders intended method of disposition of Registrable Securities shall conform to the information provided to QuadraMed by each of the Holders.

               (j) At the request of any Holder, QuadraMed shall (i) furnish, on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the registration statement or, if such securities are not being sold by an underwriter, on the date of effectiveness thereof an opinion, dated as of such date, from counsel representing QuadraMed for purposes of such registration statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters, if any, and the Holders and (ii) use its reasonable and diligent efforts to furnish, on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the registration statement or, if such securities are not being sold by an underwriter, on the date of the effectiveness thereof, a letter, dated such date, from QuadraMed's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and the Holders.

               (k) QuadraMed shall make available for inspection by (i) any underwriter participating in any disposition pursuant to the registration statement, (ii) one firm of attorneys and one firm of accountants or other agents retained by the Stockholders and (iii) one firm of attorneys retained by all such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of QuadraMed (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause QuadraMed's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to a Holder) of any Record or other information which QuadraMed determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any registration statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. QuadraMed shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to QuadraMed) with QuadraMed with respect thereto. Each Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to QuadraMed and allow QuadraMed, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the records deemed confidential. Nothing herein (or in any other confidentiality agreement between QuadraMed and any Holder) shall be deemed to limit the Holder's ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.



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               (l) QuadraMed shall hold in confidence and not make any
disclosure of information concerning any Holder provided to QuadraMed unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any registration statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court of governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. QuadraMed agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court of governmental body of competent jurisdiction or through other means, give prompt notice to such Holder prior to making such disclosure, and allow the Holder, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

               (m) QuadraMed shall (i) cause all the Registrable Securities covered by the registration statement to be listed on each national securities exchange on which securities of the same class or series issued by QuadraMed are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure the designation and quotation, of all the Registrable Securities covered by the registration statement on the Nasdaq National Market and, without limiting the generality of the foregoing, to arrange for at least two (2) market makers to register with the National Association of Securities Dealers, Inc. as such with respect to such Registrable Securities.

               (n) QuadraMed shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the registration statement.

               (o) QuadraMed shall cooperate with the Holders who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the registration statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Holders may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Holders may request, and, within three (3) business days after a registration statement which includes Registrable Securities is ordered effective by the SEC, QuadraMed shall deliver, and shall cause legal counsel selected by QuadraMed to deliver, to the transfer agent for the Registrable Securities (with copies to the Holders whose Registrable Securities are included in such registration statement) a letter of instruction and an opinion of such counsel in the usual and customary form and satisfactory to such transfer agent.

        5. Furnish Information. It shall be a condition precedent to the obligations of QuadraMed to complete the registration pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to QuadraMed such information regarding itself, the Registrable Securities held by it, and the intended method of



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disposition of such securities as shall be reasonably required to effect the registration of such Holder's Registrable Securities.

        6. Expenses of Registration. All expenses incident to QuadraMed's performance or compliance with the Agreement, including, without limitation, all registration, filing, listing and qualification fees, printer's fees and fees and disbursements of counsel, independent certified public accountants and all other persons retained by QuadraMed and reasonable fees for one (1) separate counsel, if any, retained by the Stockholders in connection with such registration up to a maximum of $5,000 (collectively, the "Registration Expenses"), will be borne by QuadraMed. Notwithstanding the foregoing, the Holders of the Registrable Securities shall be obligated to pay, pro rata among the Holder of the Registrable Securities on the basis of the number of securities owned by each such Holder the underwriting discounts and commissions relating to the Registrable Securities included in any registration hereunder.

        7. Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

        8. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

               (a) To the extent permitted by law, QuadraMed will indemnify, hold harmless and defend (i) each Holder, (ii) the directors, officers, partners, employees, agents and each other person who controls any Holder or Stockholder within the meaning of the Securities Act or the 1934 Act, (iii) any underwriter (as defined in the Securities Act) for the Holders and (iv) the directors, officers, partners, employees and each person who controls any such underwriter within the meaning of the Securities Act or the 1934 Act, if any (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject, insofar as such Claims arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by QuadraMed of the Securities Act, the 1934 Act, any state securities law or other law or any rule or regulation promulgated under the Securities Act or the 1934 Act or any state securities law or other law; and QuadraMed will pay to each such Indemnified Person, as incurred, any legal or other expenses reasonably incurred such Indemnified Person in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such Claim if such settlement is effected without the consent of QuadraMed (which consent shall not be unreasonably withheld), nor shall QuadraMed be liable in any such case for any such Claim to the extent that it arises out of or is based upon a Violation which occurs in reliance



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upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder.

               (b) In connection with any registration statement in which a Holder is participating, to the extent permitted by law, each such selling Holder severally and not jointly will indemnify and hold harmless QuadraMed, each of its directors, each of its officers who has signed the registration statement, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder and each person, if any, who controls QuadraMed within the meaning of the Securities Act, against any Claims to which any of the foregoing persons may become subject, under the Securities Act or the 1934 Act or other federal or state law, insofar as such Claims arise out of or are based upon any Violation by such Holder, in each case to the extent (and only to the extent) that such Violation occurs by reason of reliance upon and in conformity with written information furnished to QuadraMed by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 8(b), in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 8(b) shall not apply to amounts paid in settlement of any such Claim if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); provided, further, that the Holder shall be liable under this Agreement (including this Section 8(b) and Section 9 below) only for that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such registration statement.

               (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a Claim in respect thereof is to be made against any indemnifying party under this Section 8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel (to be selected by Holders holding a majority of the Registrable Securities included in the Registration Statement), with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party to the extent of such prejudice of any liability to the indemnified party under this Section 8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8.

               (d) No indemnifying party, in the defense of any Claim arising out of a Violation shall, except with the consent of each indemnified party, consent to entry of any



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judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such Claim and, in the event the terms of such judgment or settlement include any term other than the payment by the indemnifying party of money damages, the indemnifying party shall not so consent or enter into such a settlement without the consent of each indemnified party (which will not be unreasonably withheld) whether or not the terms thereof include such a release.

               (e) The obligations of QuadraMed and Holders under this Section 8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

        9. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 8 above to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 8 above, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

        10. Reports Under 1934 Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of QuadraMed to the public without registration or pursuant to a registration on Form S-3, QuadraMed agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144;

               (b) file with the SEC in a timely manner all reports and other documents required of QuadraMed under the Securities Act and the 1934 Act; and

               (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by QuadraMed that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the 1934 Act or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of QuadraMed and such other reports and documents so filed by QuadraMed and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

        11. Assignment of Registration Rights. A Stockholder may assign its rights under this Agreement (but only with all related obligations) to (i) an Affiliate (as defined in the Merger Agreement), partner, member or shareholder of such Stockholder, or (ii) a transferee or assignee of such securities, provided that, such transferee holds a minimum of fifty thousand (50,000) shares of Registrable Securities and within a reasonable time after such transfer. QuadraMed shall be furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. No Other Participant may assign its rights hereunder.

        12. Amendment of Registration Rights. Any provision of the Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of QuadraMed and the Stockholders holding a majority of the Registrable Securities issued to the Stockholders in the Merger then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder and Other Participant, each future holder of all such Registrable Securities and QuadraMed.

        13. Termination of Registration Rights. No Stockholder or Other Participant shall be entitled to exercise any right provided in this Agreement after the Termination Date.

        14. Market Stand-Off. Each Holder hereby agrees that, at the written request of QuadraMed or any lead underwriter, in any underwritten public offering of securities of QuadraMed, the Holder shall not, without the prior written consent of QuadraMed or such lead underwriter, sell, make any short sale up, loan, grant any option for the purchase of, pledge, encumber, or otherwise dispose of, or exercise any registration rights with respect to, any Registrable Securities during the ninety (90) day period (or such other period as reasonably requested by the lead underwriter) commencing on the effective date of the registration statement relating to such underwritten offering of the QuadraMed securities.

        15.    Miscellaneous.

               (a) Successors and Assigns. All covenants and agreements in the Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of the Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

               (b) Counterparts; Facsimile. This Agreement may be executed in any number of counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall become effective, and binding upon QuadraMed on the date hereof and upon each Stockholder when such Stockholder signs and returns the counterpart signature page attached hereto.

               (c) Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a section of this Agreement.

               (d) Severability. Whenever possible each provision and term of this Agreement will be interpreted in a manner to be effective and valid but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term will be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement. If any of the covenants set forth in this Agreement are held to be unreasonable, arbitrary or against public policy, such covenants will be considered divisible with respect to scope, time and geographic area, and in such lesser scope, time and geographic area, will be effective, binding and enforceable against the parties hereto.

               (e) Governing Law. The Agreement shall be governed by the laws of the State of Delaware, without regard to the conflicts of law principles.

               (f) Entire Agreement. This Agreement and the Merger Agreement constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior written and oral agreements and understandings between QuadraMed, on the one hand, and the Stockholders, on the other hand, with respect to the subject matter of this Agreement. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

               (g) Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon receipt by the party to be notified at such party's address set forth at the end of this Agreement or at such other address as such party shall have furnished QuadraMed in writing, or, until any such party so furnishes an address to QuadraMed, then to and at the address of the last holder of the Shares covered by this Agreement who has so furnished an address to QuadraMed.

               (h) Delays or Omissions; Remedies Cumulative. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the parties, upon any breach or default of QuadraMed under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach of default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by a party of any breach or default under this Agreement, or any waiver by a party of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to a party, shall be cumulative and not alternative.

               (i) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               (j) Actions by Holders. Whenever any action, consent or other determination is required on the part of the Stockholders to be made pursuant to this Agreement, such determination shall be made by the Stockholders holding the majority of Registrable Securities then outstanding issued to the Stockholders in the Merger.

               (k) Third Party Beneficiaries. All parties acknowledge and agree that the Other Stockholders (as defined in the Merger Agreement) and Other Participants shall be third party beneficiaries to this Agreement and, subject to the fulfillment of the duties and obligations set forth herein, shall have the registration rights set forth herein without the need to execute a counterpart signature page hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties have duly executed this Registration Rights Agreement as of the date first written above.

                                    QUADRAMED CORPORATION


                                    By:     /s/ Keith M. Roberts
                                          --------------------------------------
                                    Name:   Keith M. Roberts
                                          --------------------------------------
                                    Title: Executive Vice President, Chief
                                           Financial Officer and General Counsel
                                          --------------------------------------


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                        SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.


                                    RONALD V. AND PATRICIA C. APRAHAMIAN


                                    By:       /s/ Ronald V. Aprahamian
                                       -----------------------------------------
                                    Name:      Ronald V. Aprahamian
                                    Address:

                                    By:        /s/ Patricia C. Aprahamian
                                       -----------------------------------------
                                    Name:      Patricia C. Aprahamian
                                    Address:

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                    AUDREY HILLMAN FISHER TRUST, dated 8/28/68

                                    By:            /s/ T.G. Bigley
                                          --------------------------------------
                                    By:            /s/ C.G. Grefenstette
                                          --------------------------------------
                                    Name:          T.G. Bigley, Trustee
                                                   C.G. Grefenstette, Trustee
                                    Address:       1800 Grant Building
                                                   Pittsburgh, PA 15219

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                    CEO VENTURE FUND II

                                    By:  Colker and Newlin Management Associates

                                    By:         /s/ William R. Newlin
                                       -----------------------------------------
                                    Name:       William R. Newlin
                                    Title:      Managing General Partner
                                    Address:    2000 Technology Drive, Suite 160
                                                Pittsburgh, PA 15219

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                    CEO VENTURE FUND III

                                    By:  Colker and Newlin Management Associates

                                    By:         /s/ William R. Newlin
                                       -----------------------------------------
                                    Name:       William R. Newlin
                                    Title:      Managing General Partner
                                    Address:    2000 Technology Drive, Suite 160
                                                Pittsburgh, PA 15219

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                    JAMES COLKER

                                    By:         /s/ James Colker
                                       -----------------------------------------
                                    Name:       James Colker
                                    Address:    2000 Technology Drive, Suite 160
                                                Pittsburgh, PA 15219

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                    AUDREY HILLMAN FISHER

                                    By:         /s/ Audrey Hillman Fisher
                                       -----------------------------------------
                                    Name:       Audrey Hillman Fisher
                                    Address:    5901 Braeburn Place
                                                Pittsburgh, PA 15232

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                   GALEN ASSOCIATES

                                   By: Wesson Enterprises, Inc., General Partner

                                   By:            /s/ Bruce F. Wesson
                                      ------------------------------------------
                                   Name:          Bruce F. Wesson
                                   Title:         President
                                   Address:       c/o Galen Associates
                                                  Rockefeller Center
                                                  610 Fifth Avenue, 5th Floor
                                                  New York, NY 10020

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                    GALEN PARTNERS II, L.P.

                                    By:     GWW Partners, L.P., General Partner

                                    By:         /s/ Bruce F. Wesson
                                       -----------------------------------------
                                    Name:       Bruce F. Wesson
                                    Title:      General Partner
                                    Address:    c/o Galen Associates
                                                Rockefeller Center
                                                610 Fifth Avenue, 5th Floor
                                                New York, NY 10020

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                    GALEN PARTNERS INTERNATIONAL II, L.P.

                                    By: GWW Partners, L.P., General Partner

                                    By:         /s/ Bruce F. Wesson
                                       -----------------------------------------
                                    Name:       Bruce F. Wesson
                                    Title:      General Partner
                                    Address:    c/o Galen Associates
                                                610 Fifth Avenue, 5th Floor
                                                New York, NY 10020

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                    GARY P. GOLDING

                                    By:         /s/ Gary P. Golding
                                       -----------------------------------------
                                    Name:       Gary P. Golding
                                    Address:    c/o Edison Venture Fund
                                                1420 Spring Hill Road, Suite 420
                                                McLean, VA 22102

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                    HCC INVESTMENTS, INC.

                                    By:         /s/ Andrew H. McQuarrie
                                       -----------------------------------------
                                    Name:       Andrew H. McQuarrie
                                    Title:      Vice President
                                    Address:    824 Market Street
                                                Suite 900
                                                Wilmington, DE 19801

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                    HENRY L. HILLMAN TRUST, dated 11/18/85

                                    By:         /s/ C.G. Grefenstette
                                       -----------------------------------------
                                    Name:       C.G. Grefenstette, Trustee
                                    Address:    1800 Grant Building
                                                Pittsburgh, PA 15219

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                    HENRY L. HILLMAN JR. TRUST, dated 8/28/68

                                    By:         /s/ T.G. Bigley
                                       -----------------------------------------

                                    By:         /s/ C.G. Grefenstette
                                       -----------------------------------------
                                    Name:       T.G. Bigley, Trustee
                                                C.G. Grefenstette, Trustee
                                    Address:    1800 Grant Building
                                                Pittsburgh, PA 15219

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                    HENRY L. HILLMAN, JR.

                                    By:         /s/ Henry L. Hillman, Jr.
                                       -----------------------------------------
                                    Name:       Henry L. Hillman, Jr.
                                    Address:    3304 South East Biddle Road
                                                Vancouver, WA 98684

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                    IA-II AFFILIATES FUND, L.L.C.

                                    By:         /s/ Robert C. McCormack
                                       -----------------------------------------
                                    Its:
                                        ----------------------------------------

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                    INFORMATION ASSOCIATES, L.P.

                                    By: Trident Capital Management, L.L.C.,
                                        its general partner

                                    By:         /s/ Robert C. McCormack
                                       -----------------------------------------
                                    Its:
                                        ----------------------------------------

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                    INFORMATION ASSOCIATES, C.V.

                                    By:   Trident Capital Management, L.L.C.,
                                          its investment general partner

                                    By:         /s/ Robert C. McCormack
                                       -----------------------------------------
                                    Its:
                                        ----------------------------------------

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                    INFORMATION ASSOCIATES-II, L.P.

                                    By: Trident Capital Management-II, L.L.C.,
                                        its general partner

                                    By:        /s/ Robert C. McCormack
                                       -----------------------------------------
                                    Its:
                                        ----------------------------------------

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                    JULIET LEA HILLMAN SIMONDS TRUST,
                                    dated 8/28/68

                                    By:         /s/ T.G. Bigley
                                       -----------------------------------------

                                    By:         /s/ C.G. Grefenstette
                                       -----------------------------------------
                                    Name:       T.G. Bigley, Trustee
                                                C.G. Grefenstette, Trustee
                                    Address:    1800 Grant Building
                                                Pittsburgh, PA 15219

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                    MORGAN STANLEY CAPITAL INVESTORS, L.P.

                                    By:     MSCP III, L.P., its general partner
                                    By:     Morgan Stanley Capital Partners,
                                            III, Inc., as its general partner
                                            and in its capacity as a stockholder

                                    By:         /s/ Karen H. Bechtel
                                       -----------------------------------------
                                    Name:       Karen H. Bechtel
                                    Title:
                                    Address:    Morgan Stanley Capital Partners
                                                III, L.P.
                                                1220 Avenue of the Americas
                                                New York, NY 10020

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                    MORGAN STANLEY CAPITAL PARTNERS III, L.P.

                                    By: MSCP III, L.P., its general partner

                                    By: Morgan Stanley Capital Partners, III,
                                        Inc., its general partner

                                    By:        /s/ Karen H. Bechtel
                                       -----------------------------------------
                                    Name:      Karen H. Bechtel
                                    Title:     Managing Director
                                    Address:   Morgan Stanley Capital Partners
                                               III, Inc.
                                               1220 Avenue of the Americas
                                               New York, NY 10020

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                    MORGAN STANLEY VENTURE CAPITAL
                                    FUND II, C.V.

                                    By:  Morgan Stanley Venture Partners II,
                                         L.P., its general partner

                                    By:  Morgan Stanley Venture Capital II,
                                         Inc., its managing general partner

                                    By:        /s/ Guy de Chazal
                                       -----------------------------------------
                                    Name:      Guy de Chazal
                                    Title:     President
                                    Address:   Morgan Stanley Venture Capital
                                               II, Inc.
                                               1221 Avenue of the Americas
                                               New York NY 10020

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                   MORGAN STANLEY VENTURE CAPITAL FUND
                                   II, L.P.

                                   By: Morgan Stanley Venture Partners II, L.P.,
                                       its general partner

                                   By: Morgan Stanley Venture Capital II, Inc.,
                                       its managing general partner

                                   By:        /s/ Guy de Chazal
                                      ------------------------------------------
                                   Name:      Guy de Chazal
                                   Title:     President
                                   Address:   Morgan Stanley Venture Capital II,
                                              Inc.
                                              1221 Avenue of the Americas
                                              New York NY 10020

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                   MORGAN STANLEY VENTURE INVESTORS, L.P.

                                   By: Morgan Stanley Venture Partners II, L.P.,
                                       its general partner
                                   By: Morgan Stanley Venture Capital II, L.P.,
                                       its managing general partner

                                   By:        /s/ Guy de Chazal
                                      ------------------------------------------
                                   Name:      Guy de Chazal
                                   Title:     President
                                   Address:   Morgan Stanley Venture Capital II,
                                              Inc.
                                              1221 Avenue of the Americas
                                              New York NY 10020

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                    MSCP III 892 INVESTORS, L.P.

                                    By:  MSCP III, L.P., its general partner
                                    By:  Morgan Stanley Capital Partners, III,
                                         Inc., its general partner

                                    By:        /s/ Karen H. Bechtel
                                       -----------------------------------------
                                    Name:      Karen H. Bechtel
                                    Title:
                                    Address:   Morgan Stanley Capital Partners
                                               III, Inc.
                                               1220 Avenue of the Americas
                                               New York, NY 10020

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                    WILLIAM R. NEWLIN

                                    By:        /s/ William R. Newlin
                                       -----------------------------------------
                                    Name:      William R. Newlin
                                    Address:   c/o Buchanan Ingersoll
                                               One Oxford Centre
                                               301 Grant Street, 20th Floor
                                               Pittsburgh, PA 15219-1410

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                    JULIET LEA HILLMAN SIMONDS

                                    By:       /s/ J.L.H. Simonds
                                       -----------------------------------------
                                    Name:
                                    Address:

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                    ROBERT THOMPSON

                                    By:        /s/ R.M. Thompson, Jr.
                                       -----------------------------------------
                                    Name:      R.M. Thompson, Jr.
                                    Address:   204 Hawthorne Street
                                               Edgewood, PA 15218

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                    TRIDENT CAPITAL PARTNERS FUND-I, C.V.

                                    By:  Trident Capital, L.P., its investment
                                         general partner

                                    By:  Trident Capital, Inc., its general
                                         partner

                                    By:         /s/ Robert C. McCormack
                                       -----------------------------------------

                                    Its:
                                        ----------------------------------------

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                    TRIDENT CAPITAL PARTNERS FUND-I, L.P.

                                    By:  Trident Capital, L.P., its general
                                         partner

                                    By:  Trident Capital, Inc., its general
                                         partner

                                    By:         /s/ Robert C. McCormack
                                       -----------------------------------------
                                    Its:
                                        ----------------------------------------

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                    WILLIAM TABOTT HILLMAN TRUST, dated 8/28/68

                                    By:        /s/ T.G. Bigley
                                       -----------------------------------------
                                    By:        /s/ C.G Grefenstette
                                       -----------------------------------------
                                    Name:      T.G. Bigley, Trustee
                                               C.G. Grefenstette, Trustee
                                    Address:   1800 Grant Building
                                               Pittsburgh, PA 15219

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Registration Rights Agreement by and among QuadraMed Corporation, Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as a party to the Agreement. The Company is hereby authorized to attach this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                                    VENHILL LIMITED PARTNERSHIP

                                    By:         /s/ Howard B. Hillman
                                       -----------------------------------------
                                    Name:       Howard B. Hillman
                                    Title:      General Partner
                                    Address:

                                  SCHEDULE "A"

                                  STOCKHOLDERS


Aprahamian, Ronald V. and Patricia C.
Audrey Hillman Fisher Trust, dated 8/28/68
CEO Venture Fund II
CEO Venture Fund III
Colker, James
Fisher, Audrey Hillman
Galen Associates
Galen Partners II, L.P.
Galen Partners International II, L.P.
Golding, Gary P.
HCC Investments, Inc.
Henry L. Hillman Trust, dated 11/18/85
Henry L. Hillman, Jr. Trust, dated 8/28/68
Hillman, Henry L. Jr.
IA-II Affiliates Fund, L.L.C.
Information Associates, L.P.
Information Associates-II, C.V.
Information Associates-II, L.P.
Juliet Lea Hillman Simonds Trust, dated 8/28/68
Morgan Stanley Capital Investors, L.P.
Morgan Stanley Capital Partners III, Inc.
Morgan Stanley Capital Partners III, L.P.
Morgan Stanley Venture Capital Fund II, C.V.
Morgan Stanley Venture Capital Fund II, L.P.
Morgan Stanley Venture Investors, L.P.
MSCP III 892 Investors, L.P.
Newlin, William R.
Simonds, Juliet Lea Hillman
Thompson, Robert
Trident Capital Partners Fund I, C.V.
Trident Capital Partners Fund I, L.P.
Venhill Limited Partnership
William Tabott Hillman Trust, dated 8/28/68